UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



    Date of Report (Date of earliest events reported)       August 22, 2003
                                                       ------------------------
                                                           (August 22, 2003)
                                                       ------------------------



 Commission   Name of Registrants, State of Incorporation,     I.R.S. Employer
File Number   Address and Telephone Number                    Identification No.
-----------   --------------------------------------------    ------------------

 333-32170    PNM Resources, Inc.                                 85-0468296
              (A New Mexico Corporation)
              Alvarado Square
              Albuquerque, New Mexico  87158
              (505) 241-2700

  1-6986      Public Service Company of New Mexico                85-0019030
              (A New Mexico Corporation)
              Alvarado Square
              Albuquerque, New Mexico  87158
              (505) 241-2700



                         ______________________________

              (Former name, former address and former fiscal year,
                         if changed since last report)

Item  5.   Other Events and Regulation FD Disclosure

As previously announced, Public Service Company of New Mexico ("PNM"), the wholly-owned utility subsidiary of PNM Resources, Inc. (collectively the "Company"), plans to issue up to $300 million in new Senior Unsecured Notes ("SUNs") in September, 2003. Proceeds from the sale of the new SUNs will be used to retire up to $268 million in existing SUNs that pay 7.10% interest.

PNM is notifying holders of the existing SUNs that it may redeem all or some of those notes on or about September 24, 2003. PNM plans to issue a news release three days prior to closing the new issuance to provide specific details on pricing of the new SUNs, the redemption price of the SUNs being redeemed and the aggregate principal amount of the existing SUNs that are being redeemed. PNM had originally planned to issue the new SUNs and redeem all of the 7.10% SUNs during the week of August 18, 2003, but PNM changed its plans in light of the market conditions.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
--------------------------------------------------------------------------------
Statements made in this filing and documents the Company files with the SEC that relate to future events or the Company expectations, projections, estimates, intentions, goals, targets and strategies are made pursuant to the Private Securities Litigation Reform Act of 1995. You are cautioned that all forward-looking statements are based upon current expectations and estimates and we assume no obligation to update this information. Because actual results may differ materially from those expressed or implied by the forward-looking statements, the Company cautions you not to place undue reliance on these statements. Many factors could cause actual results to differ, and will affect the Company's future financial condition, cash flow and operating results. These factors include interest rates, weather, fuel costs, changes in supply and demand in the market for electric power, wholesale power prices, market liquidity, the competitive environment in the electric and natural gas industries, the performance of generating units and transmission system, state and federal regulatory and legislative decisions and actions, the outcome of legal proceedings and the performance of state, regional and national economies. For a detailed discussion of the important factors that affect the Company and that could cause actual results to differ from those expressed or implied by our forward-looking statements, please see "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's current and future Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and the Company's current and future Current Reports on Form 8-K, filed with the SEC.

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

SIGNATURE
---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                                            PNM RESOURCES, INC. AND
                                      PUBLIC SERVICE COMPANY OF NEW MEXICO
                               -------------------------------------------------
                                                  (Registrant)


Date:  August 22, 2003                        /s/ Robin A. Lumney
                               -------------------------------------------------
                                                Robin A. Lumney
                                           Vice President, Controller
                                          and Chief Accounting Officer
                                 (Officer duly authorized to sign this report)


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